SERIES A REDEEMABLE CONVERTIBLE CUMLATIVE PREFERRED STOCK (Details) - $ / shares	Jun. 30, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2016
Preferred stock authorized	10,000,000	10,000,000	10,000,000	10,000,000
Series A Convertible Preferred Stock [Member]
Preferred stock authorized		10,000,000
Preferred stock issued		500,000
Liquidation preference		$ 10
Accrued and unpaid dividends per share by the conversion price		$ 88.20
Cumulative cash dividends annual rate		8.00%